UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934
   Date of Report (Date of Earliest Event Reported): 7-14-03

                      ESTELLE REYNA, INC.
     (Exact name of registrant as specified in its charter)

     NEVADA                333-86518          75-3025152
(State or jurisdiction   (Commission       (I.R.S. Employer
of incorporation or         File           Identification Number)
   organization)            Number)

                      5006 Coolidge Avenue
                 Culver City, California 92030
            (Address of principal executive offices)

                          310-397-1200
      Registrant's telephone number, including area code)

                        Le Gourmet, Inc.
 (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

     On July 14, 2003, Michelle Quinlan and Michael Quinlan both resigned as directors and officers of the Company. Ms. Quinlan also instructed the Company to cancel 8,470,000 of the 10,000,000 shares previously owned by her. As a result, the Company will have experienced a change in
control.   The  Company's  issued and outstanding  shares  will  also  be reduced to 14,030,000. The Company knows of no other arrangement or events, the happening of which will result in a change in control.

      On July 14, 2003, the Board of Directors elected Mike Markwell to serve as Director, Treasurer, and Vice President of Business Development of the Company, and Estelle Reyna, aka Esther Bermudez, as a Director and Chairperson of the Board of Directors. Ms. Reyna has been serving as Executive Vice President of the Company since March, 2003. The Board also appointed Dominique Einhorn to serve as President and CEO. Mr. Einhorn has been serving as an Executive Officer of the Company since March, 2003.

     Each of the incoming directors will serve a term of office that will continue until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified. Officers of the Company will serve at the pleasure of the Board of Directors. No family relationships exist between any of the current directors or officers of the Company.

      The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities as of July 14, 2003 by (i) each of the Directors; (ii) each executive officer of the Company; (iii) each person who will be the beneficial owner of more than five percent of the Company's voting securities; and (iv) all of the officers and directors as a group. All share ownership referenced in the following table is direct, unless otherwise indicated.




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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                        Amount of
                                        Beneficial             Percent of
Name                       Title        Ownership                Class
--------                   -----        ---------            --------------

Dominique Einhorn         President &    5,000,000               35.6%
5006 Coolidge Ave.        Director
Culver City, CA 90230

Estelle Reyna             Secretary      5,000,000               35.6%
aka Esther Bermudez       & Director
5006 Coolidge Ave.
Culver City, CA 90230

Mike Markwell             Treasurer &        -0-                   -0-
5006 Coolidge Ave.        Director
Culver City, CA 90230

Michelle Quinlan          None           1,530,000               10.9%
8343 East Earll
Scottsdale, AZ 85251

Item 6.  Resignations of Registrant's Directors.

     On July 14, 2003, Michelle Quinlan and Michael Quinlan both resigned as directors and officers of the Company. Ms. Quinlan also instructed the Company to cancel 8,470,000 of the 10,000,000 shares previously issued to her. Ms. Quinlan and Mr. Quinlan both stated that they did not resign because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2003                Estelle Reyna, Inc.

                                   By: /s/  Dominique Einhorn
                                       ----------------------
                                       Dominique Einhorn
                                       President


























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